Exhibit 1

                      TRANSACTIONS IN SHARES OF THE COMPANY
                            DURING THE PAST 60 DAYS


         The Reporting Persons engaged in the following transactions in Shares of the Company during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange, unless marked (T) in the second column to indicate a purchase in the Third Market.


Reporting Person with Direct        Denotes     Date of     Number of   Price
Beneficial Ownership                Third Party Transaction Shares    per Share
                                                                     (including
                                                                        comm.)
Relational Investors, L.P.                      2/1/99      46,797      $24.64
Relational Partners, L.P.                       2/1/99      5,085       $24.64
Relational Fund Partners, L.P.                  2/1/99      1,015       $24.64
Relational Coast Partners, L.P.                 2/1/99      1,599       $24.64
Relational Investors LLC                        2/1/99      5,504       $24.64
Relational Investors, L.P.                      2/2/99      27,298      $24.26
Relational Partners, L.P.                       2/2/99      2,966       $24.26
Relational Fund Partners, L.P.                  2/2/99      592         $24.26
Relational Coast Partners, L.P.                 2/2/99      933         $24.26
Relational Investor LLC                         2/2/99      3,211       $24.26
Relational Investors, L.P.                      2/3/99      3,510       $24.93
Relational Partners, L.P.                       2/3/99      381         $24.93
Relational Fund Partners, L.P.                  2/3/99      76          $24.93
Relational Coast Partners, L.P.                 2/3/99      120         $24.93
Relational Investors LLC                        2/3/99      413         $24.93
Relational Investors, L.P.                      2/4/99      24,256      $24.86
Relational Partners, L.P.                       2/4/99      2,636       $24.86
Relational Fund Partners, L.P.                  2/4/99      526         $24.86
Relational Coast Partners, L.P.                 2/4/99      829         $24.86
Relational Investors LLC                        2/4/99      2,853       $24.86
Relational Investors, L.P.                      2/5/99      41,415      $24.55
Relational Partners, L.P.                       2/5/99      4,500       $24.55
Relational Fund Partners, L.P.                  2/5/99      899         $24.55
Relational Coast Partners, L.P.                 2/5/99      1,415       $24.55
Relational Investors LLC                        2/5/99      4,871       $24.55
Relational Investors, L.P.                      2/8/99      24,179      $24.35
Relational Partners, L.P.                       2/8/99      2,627       $24.35
Relational Fund Partners, L.P.                  2/8/99      525         $24.35
Relational Coast Partners, L.P.                 2/8/99      826         $24.35
Relational Investors LLC                        2/8/99      2,843       $24.35
Relational Investors, L.P.                      2/9/99      48,747      $24.75
Relational Partners, L.P.                       2/9/99      5,297       $24.75
Relational Fund Partners, L.P.                  2/9/99      1,058       $24.75
Relational Coast Partners, L.P.                 2/9/99      1,665       $24.75
Relational Investors LLC                        2/9/99      5,733       $24.75
Relational Investors, L.P.                      2/10/99     46,797      $24.24
Relational Partners, L.P.                       2/10/99     5,085       $24.24
Relational Fund Partners, L.P.                  2/10/99     1,015       $24.24
Relational Coast Partners, L.P.                 2/10/99     1,599       $24.24
Relational Investors LLC                        2/10/99     5,504       $24.24
Relational Investors, L.P.                      2/11/99     48,356      $24.12
Relational Partners, L.P.                       2/11/99     5,255       $24.12
Relational Fund Partners, L.P.                  2/11/99     1,049       $24.12
Relational Coast Partners, L.P.                 2/11/99     1,652       $24.12
Relational Investors LLC                        2/11/99     5,688       $24.12
Relational Investors, L.P.                      2/12/99     47,109      $22.96
Relational Partners, L.P.                       2/12/99     5,119       $22.96
Relational Fund Partners, L.P.                  2/12/99     1,022       $22.96
Relational Coast Partners, L.P.                 2/12/99     1,609       $22.96
Relational Investors LLC                        2/12/99     5,541       $22.96
Relational Investors, L.P.                      2/16/99     64,891      $22.83
Relational Partners, L.P.                       2/16/99     7,052       $22.83
Relational Fund Partners, L.P.                  2/16/99     1,408       $22.83
Relational Coast Partners, L.P.                 2/16/99     2,217       $22.83
Relational Investors LLC                        2/16/99     7,632       $22.83
Relational Investors, L.P.                      2/17/99     54,595      $22.39
Relational Partners, L.P.                       2/17/99     5,933       $22.39
Relational Fund Partners, L.P.                  2/17/99     1,185       $22.39
Relational Coast Partners, L.P.                 2/17/99     1,865       $22.39
Relational Investors LLC                        2/17/99     6,422       $22.39
Relational Investors, L.P.                      2/18/99     77,994      $21.32
Relational Partners, L.P.                       2/18/99     8,475       $21.32
Relational Fund Partners, L.P.                  2/18/99     1,692       $21.32
Relational Coast Partners, L.P.                 2/18/99     2,664       $21.32
Relational Investors LLC                        2/18/99     9,175       $21.32
Relational Investors, L.P.                      2/19/99     35,098      $21.48
Relational Partners, L.P.                       2/19/99     3,814       $21.48
Relational Fund Partners, L.P.                  2/19/99     761         $21.48
Relational Coast Partners, L.P.                 2/19/99     1,199       $21.48
Relational Investors LLC                        2/19/99     4,128       $21.48
Relational Investors, L.P.                      2/22/99     35,098      $21.76
Relational Partners, L.P.                       2/22/99     3,814       $21.76
Relational Fund Partners, L.P.                  2/22/99     761         $21.76
Relational Coast Partners, L.P.                 2/22/99     1,199       $21.76
Relational Investors LLC                        2/22/99     4,128       $21.76
Relational Investors, L.P.          (T)         3/18/99     116,601     $19.04
Relational Investors, L.P.                      3/18/99     676,207     $19.04
Relational Partners, L.P.           (T)         3/18/99     12,671      $19.04
Relational Partners, L.P.                       3/18/99     73,482      $19.04
Relational Fund Partners, L.P.      (T)         3/18/99     2,530       $19.04
Relational Fund Partners, L.P.                  3/18/99     14,671      $19.04
Relational Coast Partners, L.P.     (T)         3/18/99     3,983       $19.04
Relational Coast Partners, L.P.                 3/18/99     23,101      $19.04
Relational Investors LLC            (T)         3/18/99     13,715      $19.04
Relational Investors LLC                        3/18/99     79,539      $19.04
Relational Investors, L.P.          (T)         3/19/99     82,206      $22.46
Relational Investors, L.P.                      3/19/99     307,764     $22.46
Relational Partners, L.P.           (T)         3/19/99     8,933       $22.46
Relational Partners, L.P.                       3/19/99     33,444      $22.46
Relational Fund Partners, L.P.      (T)         3/19/99     1,784       $22.46
Relational Fund Partners, L.P.                  3/19/99     6,677       $22.46
Relational Coast Partners, L.P.     (T)         3/19/99     2,808       $22.46
Relational Coast Partners, L.P.                 3/19/99     10,514      $22.46
Relational Investors LLC            (T)         3/19/99     9,669       $22.46
Relational Investors LLC                        3/19/99     36,201      $22.46
Relational Investors, L.P.                      3/22/99     80,022      $23.68
Relational Partners, L.P.                       3/22/99     8,696       $23.68
Relational Fund Partners, L.P.                  3/22/99     1,736       $23.68
Relational Coast Partners, L.P.                 3/22/99     2,734       $23.68
Relational Investors LLC                        3/22/99     9,412       $23.68
Relational Investors, L.P.                      3/23/99     280,543     $23.56
Relational Partners, L.P.                       3/23/99     30,486      $23.56
Relational Fund Partners, L.P.                  3/23/99     6,087       $23.56
Relational Coast Partners, L.P.                 3/23/99     9,584       $23.56
Relational Investors LLC                        3/23/99     33,000      $23.56
Relational Investors, L.P.                      3/24/99     119,877     $23.60
Relational Partners, L.P.                       3/24/99     13,027      $23.60
Relational Fund Partners, L.P.                  3/24/99     2,601       $23.60
Relational Coast Partners, L.P.                 3/24/99     4,095       $23.60
Relational Investors LLC                        3/24/99     14,100      $23.60
Relational Investors, L.P.                      3/25/99     101,003     $24.00
Relational Partners, L.P.                       3/25/99     10,976      $24.00
Relational Fund Partners, L.P.                  3/25/99     2,191       $24.00
Relational Coast Partners, L.P.                 3/25/99     3,450       $24.00
Relational Investors LLC                        3/25/99     11,880      $24.00
Relational Investors, L.P.                      3/26/99     93,125      $25.20
Relational Partners, L.P.                       3/26/99     10,120      $25.20
Relational Fund Partners, L.P.                  3/26/99     2,020       $25.20
Relational Coast Partners, L.P.                 3/26/99     3,181       $25.20
Relational Investors LLC                        3/26/99     10,954      $25.20
